SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549

	FORM 8-K

	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	October 26, 1998


	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

	(as depositor under the Pooling and Servicing
	Agreement, dated as of September 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series
      1998-NC6)


	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
	(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events


On October 26, 1998 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated October 26, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of
                  Certificateholders:  NONE

            F.    Item 5: Other Information - Form 10-Q, Part II -
	            Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated October 26, 1998.



    SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
    SERIES 1998-NC6

    STATEMENT TO CERTIFICATEHOLDERS

    Distribution Date:          26-Oct-98


                  Beginning                                Ending
                  Certificate                              Certificate
    ClassCusip    Balance(1)   Principal  Interest   LossesBalance
    A    79548KD47210152000.00 1089594.77 1062938.60  0.00  209062405.23
    M-1  79548KD54 20039000.00       0.00  105152.57  0.00   20039000.00
    M-2  79548KD62 12588000.00       0.00  68,764.14  0.00 12,588,000.00
    M-3  79548KD70  8992000.00       0.00  56,089.16  0.00  8,992,000.00
    CE   NA         5138381.39       0.00  763045.11  0.00    5138381.39
    P    7955109S9      100.00       0.00   1,484.00  0.00        100.00
    R-III79548KE20      100.00     100.00       0.83  0.00          0.00
    Total         256909581.39 1089694.77 2057474.41  0.00  255819886.62





               AMOUNTS PER $1,000 UNIT                PASS THROUGH RATES

                                          Ending           Current
                                          Certificate      Pass-Through
    ClassPrincipal Interest Total Balance LossesInterest Rate A 5.184794 5.057951 10.242745 994.815206 0.000 5.87375%
    M-1  0.000000     5.247396   5.247396 1000.00000 0.000      6.09375%
    M-2  0.000000     5.462674   5.462674 1000.00000 0.000      6.34375%
    M-3  0.000000     6.237673   6.237673 1000.00000 0.000      7.24375%
    CE   0.000000   148.499119 148.499119 1000.00000 0.000      3.56411%
    P    0.000000 14840.000000 14840.0000 1000.00000 0.000 NA
    R-III1000.000     8.300000 1008.30000    0.00000 0.000      5.87375%



    Section 4.02 (iii.)
    MASTER SERVICER COMPENSATION           107045.74
    TRUSTEE FEES                             2462.05



    Section 4.02 (iv.)
    P&I ADVANCES               Total Advances                   10042.41
    *Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

    Section 4.02 (v.)
    BALANCES AS OF   26-Oct-98
         Stated Principal Balance of Mortgage Loans         256909781.39
         Stated Principal Balance of REO Properties                 0.00

    Section 4.02 (vi.)
    MORTGAGE LOAN CHARACTERISTICS
         Number of Loans                                            3309
         Aggregate Principal Balance as of the Due Date     256909781.39
         Weighted Average Remaining Term to Maturity                 329
         Beginning Weighted Average Mortgage Rate             10.114834%



                                          Unpaid           Stated
    Section 4.02 (vii.)                   Principal        Principal
    DELINQUENCY INFORMATION               Balance    NumberBalance
    30-59 days delinquent                 1064467.04    17    1063459.26
    60-89 days delinquent                       0.00     0          0.00
    90 or more days delinquent                  0.00     0          0.00
    Foreclosures                            24922.76     1      24902.46
    Bankruptcies                           178146.19     2     178101.19


    Section 4.02 (viii.)
    REO INFORMATION             Loans that became REO properties in the
                                preceding calendar month:
                                          Unpaid     Stated
                                          Principal  Principal
                               Loan NumberBalance    Balance


    Section 4.02 (ix.)         Total Book Value of REO Properties:
    REO BOOK VALUES                                                 0.00

    Section 4.02 (x.)
    PRINCIPAL PREPAYMENTS
                  Aggregate Amount of Principal Prepayments
                                          Curtailments          (752.06)
                                          Payments in Full     894790.49

                  Prepayment Charges                             1484.00
                  REO Principal Amortization                        0.00

    Section 4.02 (xi.)         Realized Losses that were incurred
    REALIZED LOSSES            during the related Prepayment Period:

                               Total Realized Losses  0.00
                               Which Include:
                               Bankruptcy Losses      0.00




    Section 4.02 (xii.)
    EXTRAORDINARY TRUST FUND EXPENSES
         Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
         Available Distribution Amount:               0.00

    Section 4.02 (xiv.)
    CERTIFICATE FACTOR                    Certificate
                                          Factor

                               Class A     0.9948152
                               Class M-1   1.0000000
                               Class M-2   1.0000000
                               Class M-3   1.0000000
                               Class CE    0.9957584

    Section 4.02 (xv.)
    INTEREST DISTRIBUTION AMOUNTS

                               Interest   Reduction from Allocation of:
                  Interest     Carry      Prepayment       Relief Act
                  Distribution Forward    Interest         Interest
                  Amount       Amount     Shortfalls LossesShortfalls
         A          1062938.60       0.00       0.00  0.00          0.00
         M-1         105152.57       0.00       0.00  0.00          0.00
         M-2          68764.14       0.00       0.00  0.00          0.00
         M-3          56089.16       0.00       0.00  0.00          0.00
         CE          763045.11       NA         0.00  0.00          0.00
         TOTAL      2055989.58       0.00       0.00  0.00          0.00

    Section 4.02 (xvi.)
    PREPAYMENT INTEREST SHORTFALLS
    Prepayment Interest Shortfalls not covered by the Servicer:
                                                                    0.00

    Section 4.02 (xvii.)
                  Relief Act Interest Shortfall                     0.00

    Section 4.02 (xviii.)
                  Required Overcollateralized Amount          5138381.39
                  Credit Enhancement Percentage                18.27746%

    Section 4.02 (xix.)
                  Overcollateralization Increase Amount             0.00

    Section 4.02 (xx.)         Overcollateralization Reduction Amount
                                                                    0.00
    Section 4.02 (xxi.)
    PASS THROUGH RATE
                  Current      Next
                  Pass-Through Pass-Through
         Class    Interest RateInterest Rate*
         A            5.873750%  5.499380%
         M-1          6.093750%  5.719380%
         M-2          6.343750%  5.969380%
         M-3          7.243750%  6.869380%
         CE           3.564110%
         P        NA
         R-III        5.873750%

    PERFORMANCE MEASURES
                  Net Monthly Excess Cash Flow                 763045.11

                  Delinquency Percentage                       0.079354%

                  Stepdown Date Occurrence                 NO
                  Trigger Event Occurrence                 NO





	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	October 31, 1998